UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
_______________________________

Investment Company Act file number:  811-01236

DWS Market Trust
(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154
(Address of principal executive offices)  (Zip code)

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 250-3220

Date of fiscal year end:  3/31

Date of reporting period:  6/30/2013

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of June 30, 2013 (Unaudited)

DWS Alternative Asset Allocation Fund
	Shares	Value ($)
Mutual Funds 78.6%
DWS Disciplined Market Neutral Fund "Institutional"* (a)	10,622,007	104,520,550
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	30,236,605	91,616,914
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	5,452,054	56,592,324
DWS Floating Rate Fund "Institutional" (a)	8,573,277	80,674,534
DWS Global Inflation Fund "Institutional" (a)	6,528,834	65,157,762
DWS RREEF Global Infrastructure Fund "Institutional" (a)	6,447,888	79,824,851
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	6,401,230	52,426,071

Total Mutual Funds (Cost $500,866,304)		530,813,006
Exchange-Traded Funds 19.9%
iShares S&P International Preferred Stock Index Fund	267,828	6,425,194
iShares S&P U.S. Preferred Stock Index Fund	799,245	31,394,343
Market Vectors Agribusiness Fund	538,015	27,540,988
PowerShares DB G10 Currency Harvest Fund* (b)	252,831	6,424,436
SPDR Barclays Capital Convertible Securities	587,951	25,093,749
WisdomTree Emerging Markets Local Debt Fund	785,330	37,727,253

Total Exchange-Traded Funds (Cost $134,237,147)		134,605,963
Cash Equivalents 0.1%
Central Cash Management Fund, 0.07% (a) (c) (Cost $250,846)	250,846	250,846

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $635,354,297) †	98.6	665,669,815
Other Assets and Liabilities, Net	1.4	9,767,562

Net Assets	100.0	675,437,377

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

*	Non-income producing security.
†
The cost for federal income tax purposes was $681,199,852.  At June 30, 2013, net unrealized depreciation for all securities based on tax cost was $15,530,037.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,958,226 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $61,488,263.

(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc.
(b)	Affiliated fund managed by DB Commodity Services LLC, a subsidiary of Deutshce Bank AG.

A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended June 30, 2013 is as follows:

Affiliate	Value ($) at 3/31/2013	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distribu-tions ($)	Capital Gain Distribu-tions ($)	Value ($) at 6/30/2013
DWS Disciplined Market Neutral Fund	101,110,257	3,145,000	674,000	—	—	—	104,520,550
DWS Enhanced Commodity Strategy Fund	91,825,945	5,420,000	—	—	—	—	91,616,914
DWS Enhanced Emerging Markets Fixed Income Fund	59,377,585	1,484,973	315,000	(1,665)	539,973	—	56,592,324
DWS Floating Rate Fund	78,530,195	3,008,849	—	—	898,849	—	80,674,534
DWS Global Inflation Fund	69,731,650	1,994,462	—	—	154,462	—	65,157,762
DWS RREEF Global Infrastructure Fund	82,397,232	1,645,643	2,455,000	177,604	684,992	90,651	79,824,851
DWS RREEF Global Real Estate Securities Fund	57,598,217	607,528	3,625,000	633,246	142,528	—	52,426,071
PowerShares DB G10 Currency Harvest Fund	7,063,091	100,181	253,929	(16,250)	—	—	6,424,436
Central Cash Management Fund	9,475,751	33,288,226	42,513,131	—	1,614	—	250,846
	557,109,923	50,694,862	49,836,060	792,935	2,422,418	90,651	537,488,288

(c) The rate shown is the annualized seven-day yield at period end.
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$530,813,006	$—	$—	$530,813,006
Exchange-Traded Funds	134,605,963	—	—	134,605,963
Short-Term Investments	250,846	—	—	250,846

Total	$665,669,815	$—	$—	$665,669,815

There have been no transfers between fair value measurement levels during the period ended June 30, 2013.

ITEM 2.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 19, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 19, 2013